UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 27, 2006
Date of Report (Date of earliest event reported)

NationsHealth, Inc.
(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50348 (Commission File Number)	06-1688360 (I.R.S. Employer Identification No.)

13650 N.W. 8th Street, Suite 109
Sunrise, Florida 33325

(Address of Principal Executive Offices)

(954) 903-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

The disclosures contained in Item 1.02, "Termination of a Material Definitive Agreement," of this current report on Form 8-K are hereby incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement

On September 27, 2006, NationsHealth, Inc. (the “Company”) entered into an agreement (the “Agreement”) with US Bioservices Corporation (“US Bio”) to dissolve NationsHealth Specialty Rx, LLC (“Specialty Rx”), which was formed on August 3, 2005 for purposes of developing and operating a specialty and oncology pharmacy business. The Company and US Bio determined that the terms of the Competitive Acquisition Program established by the Centers for Medicare and Medicaid Services were not economically viable and consequently Specialty Rx did not commence operations. Pursuant to the Agreement, the Company and US Bio agreed to return their respective capital contributions into Specialty Rx by causing Specialty Rx to distribute $1,530,000 to the Company and $1,470,000 to US Bio and to terminate the limited liability company operating agreement of Specialty Rx. The limited liability company operating agreement was filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2005.

In connection with the dissolution of Specialty Rx and the termination of all agreements between (i) Specialty Rx and the Company and (ii) Specialty Rx and US Bio, the Company agreed to pay a termination fee to US Bio in the amount of $1,500,000, evidenced by a promissory note (the “Note”) to US Bio in an equal amount. The Note is non-interest bearing and matures on February 21, 2008. Upon the occurrence of certain customary events of default, the Company’s obligations under the Note may be accelerated. In addition, any amount of principal of the Note which is not paid when due, shall bear interest at a rate equal to eighteen percent (18%) per annum.

In addition, US Bio agreed that it will not sell or otherwise transfer the 273,697 shares of the Company’s common stock, par value $0.0001 per share, which it purchased from the Company in connection with the formation of Specialty Rx, prior to August 18, 2007.

A copy of the Agreement and the Note are attached hereto as Exhibit 10.1, and are incorporated by reference in their entirety, as though fully set forth herein.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures contained in Item 1.02, "Termination of a Material Definitive Agreement," of this current report on Form 8-K are hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.1	Agreement to Dissolve Limited Liability Company and Promissory Note, dated as of September 27, 2006, between NationsHealth, Inc., and US Bioservices Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.

Date: October 3, 2006	By:	/s/ Timothy Fairbanks
Timothy Fairbanks Chief Financial Officer